FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER


     This FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment and Waiver") is dated as of May 15, 1998 and is made by and among Titanium Metals Corporation, a Delaware corporation ("Borrower"), the undersigned financial institutions, including Bankers Trust Company, in their capacities as lenders under the Credit Agreement (as defined below) (collectively, the "Lenders," and each individually, a "Lender"), Corestates Bank, N.A. and Sanwa Business Credit Corporation, as Co-Agents ("Co-Agents"), and Bankers Trust Company, as administrative agent ("Administrative Agent") for the Lenders.


                       W I T N E S S E T H:


     WHEREAS, Borrower, the Lenders, Co-Agents and Administrative Agent are party to that certain Credit Agreement, dated as of July 30, 1997 (as the same may be amended, restated, supplemented, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement");

     WHEREAS, Borrower and TIMET Finance Management Company, a Delaware corporation and a wholly-owned Subsidiary of Borrower ("TIMET Finance"), have entered into a letter of intent, dated April 13, 1998, with Special Metals Corporation, a Delaware corporation ("SMC"), relating to the proposed acquisition (the "SMC Acquisition") by TIMET Finance of either Class A 6.625% Senior Convertible Preferred Stock of SMC or 6.625% convertible preferred securities of a trust formed and owned by SMC, in either case having an aggregate stated value of $125.0 million;
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     WHEREAS, the SMC Acquisition would constitute an Investment under the
Credit Agreement and, absent the effectiveness of this Amendment and Waiver, be prohibited by the terms thereof;

     WHEREAS, Borrower has requested that the Administrative Agent and Lenders
(i) modify the terms of the Credit Agreement to permit the SMC Acquisition and make certain related changes to the Credit Agreement and (ii) waive certain Events of Default existing as of the date hereof, and the Administrative Agent and Lenders are agreeable to such modifications and waivers, in each case as and to the extent set forth in this Amendment and Waiver;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.


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     2.   Amendments to Credit Agreement.

          (a) Section 1.1 of the Credit Agreement is hereby amended by inserting into existing Section 1.1 each of the following new definitions in their appropriate alphabetic order:

          "First Amendment and Waiver" means the First Amendment to Credit Agreement and Waiver, dated as of May 15, 1998, by and among Borrower, the Lenders, Co-Agents and Administrative Agent.

          "Pabco Road Property" means the three contiguous parcels of real property owned by Borrower and located adjacent to and to the east of Pabco Road northeast of Borrower's main plant in Henderson, Nevada.

          "Pledge Agreement Amendment" has the meaning assigned to that term in the First Amendment and Waiver.

          "SMC" means Special Metals Corporation, a Delaware corporation.

          "SMC Acquisition" means the acquisition by TIMET Finance Management Company of SMC Convertible Preferred Securities having an aggregate stated value of $125.0 million, substantially on the terms set forth in the Term Sheet attached as Exhibit A to the First Amendment and Waiver .

          "SMC Closing Conditions" has the meaning assigned to that term in the
     First     Amendment and Waiver.

          "SMC Convertible Preferred Securities" means (i) Class A 6.625% Senior Convertible Preferred Stock, par value $.01 per share, of SMC purchased in the SMC Acquisition, and any common stock or other securities into which such Class A 6.625% Senior Convertible Preferred Stock may from time to time be converted or exchanged or (ii) 6.625% convertible preferred
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     securities of a trust formed and owned by SMC, and any common stock or other securities into which such 6.625% convertible preferred securities may from time to time be converted or exchanged.

          (b)  The definition of  "Adjusted Consolidated Net Worth" set forth in
Section 1.1 of the Credit Agreement is amended by deleting such existing definition in its entirety and replacing it with the following new definition:



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          "'Adjusted Consolidated Net Worth' of Borrower means, without duplication, the sum of (i) the total stockholders' equity of Borrower, as determined from a consolidated balance sheet of Borrower and its consolidated Subsidiaries prepared in accordance with GAAP plus (ii) the net book value of the BUCS, as determined from a consolidated balance sheet of Borrower and its consolidated Subsidiaries prepared in accordance with GAAP (which shall not, in any event, include accrued interest or dividends on the BUCS) less (iii) the aggregate amount of all outstanding Investments made by Borrower and each Domestic Subsidiary and OECD Foreign Subsidiary of Borrower in any entity which is not a Domestic Subsidiary or an OECD Foreign Subsidiary of Borrower plus (iv) a portion (not to exceed $80.0 million) of the net book value (or, if less, the net book value) of the SMC Convertible Preferred Securities purchased by TIMET Finance Management Company in the SMC Acquisition, as such net book value is determined from a consolidated balance sheet of Borrower and its consolidated Subsidiaries prepared in accordance with GAAP (which shall not, in any event, include accrued dividends on the SMC Convertible Preferred Securities)."

          (c) Article II of the Credit Agreement is hereby amended by inserting, after Section 2.9 of existing Article II, a new Section 2.10, as follows:

          "2.10     Regulation U.  (a)  The Loans made by each Lender shall,
     commencing from the date of the SMC Acquisition and ending on the date on which none of the Loans is considered "purpose credit" within the meaning of Regulation T, U or X of the Board, be treated for purposes of Regulation U as two separate extensions of credit (the "Y Credit" and the "Z Credit" of such Lender and, collectively, the "Y Credits" and the "Z Credits"), as follows:

               (i) the aggregate amount of the Y Credit of such Lender shall be an amount equal to such Lender's Pro Rata Share of the maximum loan
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          value (as determined in accordance with Regulation U) of the SMC
          Convertible Preferred Securities pledged pursuant to the Pledge Agreement Amendment (such SMC Convertible Preferred Securities, the "Margin Stock Collateral"); and

               (ii) the aggregate amount of the Z Credit of such Lender shall be an amount equal to such Lender's Pro Rata Share of all Loans outstanding under this Agreement minus such Lender's Y Credit.

     In the event that any Margin Stock Collateral is acquired or sold, the amount of the Y Credit of such Lender shall be adjusted (if necessary), to the extent necessary through prepayment by the Borrower, to an amount equal to such Lender's Pro Rata Share of the maximum loan value (determined in accordance with Regulation U as of the date of such acquisition or sale) of the Margin Stock Collateral immediately after giving effect to such acquisition or sale. Nothing contained in this Section 2.10 shall be deemed to permit any sale of Margin Stock Collateral in violation of the terms of this Agreement.

          (b) Each Lender will maintain its records to identify the Y Credit of such Lender and the Z Credit of such Lender, and, solely for the purposes of complying with Regulation U, the Y and Z Credits shall be treated as separate extensions of credit. Each Lender hereby represents and warrants that the loan value of the Collateral (other than the Margin Stock Collateral) is sufficient for such Lender to lend its Pro Rata Share of the Z Credit.






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          (c)  The benefits of the security in the Margin Stock Collateral created by the Pledge Agreement Amendment shall be allocated first to the benefit and security of the payment of the principal of and interest on the Y Credits of the Lender and of all other amounts payable by Borrower under this Agreement in connection with the Y Credits (collectively, the "Y Credit Amounts") and second, only after the payment in full of the Y Credit Amounts, to the benefit and security of the payment of the principal of and interest on the Z Credits of the Lenders and of all other amounts payable by Borrower under this Agreement in connection with Z Credits (collectively, the "Z Credit Amounts"). The benefits of the security in the Collateral other than Margin Stock Collateral created by the Security Documents and the benefits of the indirect security in Collateral other than Margin Stock Collateral created by this Agreement, shall be allocated first to the benefit and security of the payment of the Z Credit Amounts and second, only after the payment in full of the Z Credit Amounts, to the benefit and security of the payment of the Y Credit Amounts.

          (d) Borrower shall furnish to each Lender at the time of each acquisition and sale of Margin Stock Collateral such information and documents as the Administrative Agent or such Lender may require to determine the Y and Z Credits, and at any time and from time to time, such other information and documents as the Administrative Agent or such Lender may reasonably require to determine compliance with Regulation U.

          (e) Each Lender shall be responsible for its own compliance with and administration of the provisions of this Section 2.10 and Regulation U, and the Administrative Agent shall have no responsibility for any determinations or allocations made or to be made by any Lender as required by such provisions. The Administrative Agent shall transmit to Borrower on behalf of a Lender any requests made by such Lender pursuant to subsection
     (d) of this Section 2.10 and shall transmit from Borrower to such Lender or the Lenders any information provided by Borrower in response to inquiries made under subsection (d) of this Section 2.10 or otherwise required to be delivered by Borrower to the Lenders pursuant to this Section 2.10."

          (d) Section 6.8(b) of the Credit Agreement is hereby amended by (i) inserting at the beginning of such existing Section 6.8(b) the clause "Except as specified in the next proceeding sentence," and (ii) inserting the following new sentence at the end of such existing Section 6.8(b): "Notwithstanding the foregoing, proceeds of Loans may be used to purchase or carry, and the Lenders may extend credit for the purpose of purchasing or carrying, the SMC Convertible Preferred Securities acquired in connection with the SMC Acquisition, provided that the purpose of such Loan is indicated in the applicable Notice of Borrowing.

          (e) Section 7.4 of the Credit Agreement is hereby amended by deleting clause (a) of such existing Section 7.4 in its entirety and replacing it with a new clause (a) as follows: "(a) Continue to engage in the business of producing, processing, finishing and selling titanium and other metal products, or a business related thereto;"

          (f) Section 7.12 of the Credit Agreement is hereby amended by adding a new clause (i) after existing clause (h), as follows:

          "(i) Pabco Road Property.    (i)  as promptly as practicable and, in
     any event within 90 days after the date of the First Amendment and Waiver, Borrower shall furnish the Administrative Agent with a survey, in form and substance satisfactory to Administrative Agent, of the Pabco Road Property, dated a recent date acceptable to Administrative Agent, certified by a licensed professional surveyor in a manner satisfactory to Administrative Agent for the benefit of the Lenders;

               (ii) as promptly as practicable and, in any event within 120 days after the date of the First Amendment and Waiver, Borrower shall furnish the Administrative Agent with a duly executed Mortgage, in form and substance reasonably satisfactory to the Administrative Agent, covering the Pabco Road Property, together with evidence that counterparts of such Mortgage have been delivered to the title insurance company insuring the Lien of such Mortgage for recording in all places to the extent necessary or desirable, in the reasonable judgment of the Administrative Agent, to create a valid and enforceable first priority Lien on the Pabco Road Property (subject only to Permitted Liens) in favor of Collateral Agent (or a trustee acting on behalf of Collateral Agent required or desired under local law), for the benefit of the Secured Creditors;

               (iii) as promptly as practicable and, in any event within 120 days after the date of the First Amendment and Waiver, Borrower shall furnish the Administrative Agent with a Mortgage Policy (or a binding commitment to see such Mortgage Policy) which shall (A) be issued to Collateral Agent for the benefit of the Secured Creditors by a title insurance company satisfactory to Administrative Agent in an amount reasonably satisfactory to Administrative Agent insuring that the Mortgage covering the Pabco Road Property is a valid and enforceable first priority mortgage lien, free and clear of all defects, encumbrances and other Liens except Permitted Liens, (B) be in form and substance reasonably satisfactory to Administrative Agent, (C) include, as appropriate, an endorsement for future advances under this Agreement, the Notes and the Mortgage and such other endorsements that Administrative Agent in its discretion may reasonably request, (D) not include an exception for mechanics' liens, and (E) provide for affirmative insurance and such reinsurance (including direct access agreements) as Administrative Agent in its discretion may reasonably request; and

               (iv) Borrower shall comply with Section 7.12(e) as if all Security Documents relating to the Pabco Road Property were 'Additional Security Documents' for purposes of such Section."

          (g) Section 7.12(c) of the Credit Agreement is hereby amended by inserting at the end of the first sentence of existing Section 7.12(c) an additional proviso and a new sentence as follow:

          "provided, further, that, if the Capital Stock of Loterios S.p.A. is owned directly by Borrower or a Domestic Subsidiary of Borrower, Borrower or such Domestic Subsidiary shall not be obligated to pledge such Capital Stock until the earlier of the following: (A) any date on which the consolidated total assets of Loterios S.p.A. are more than $50,000,000 or
     (B) the request of the Required Lenders; and thereupon, Borrower, at its own expense, promptly (and in any event within 45 days) shall pledge 65% of the Capital Stock of Loterios S.p.A. to Collateral Agent, for the benefit of the Secured Creditors, pursuant to a pledge agreement in form and substance satisfactory to Collateral Agent. Notwithstanding any provision herein to the contrary, the Capital Stock of Loterios S.p.A. shall for purposes of Section 8.7(g)(iii) and otherwise for purposes of this Agreement be treated as having been pledged to the Collateral Agent for purposes of this Agreement provided that Borrower and its Subsidiaries have complied with this Section 7.12(c)."

          (h) Section 7.12(c) of the Credit Agreement is hereby further amended by inserting (i) in the fifth line of existing Section 7.12(c) after the words "other than" and before the words "a Foreign Subsidiary", the words "Loterios S.p.A. or" and (ii) in the seventh line of existing Section 7.12(c) after the word "Subsidiaries" and before the words "owned directly by", the parenthetical language "(other than Loterios S.p.A.)".

          (i) Section 7.12(f) of the Credit Agreement is hereby amended by deleting such existing Section 7.12(f) in its entirety and replacing it with a new Section 7.12(f) as follows:

          "(f) As promptly as practicable and in any event within 90 days following the effectiveness of the First Amendment and Waiver, Borrower, at its own expense, shall (i) pledge 65% of the Capital Stock of TIMET FSC, Ltd. to Collateral Agent, for the benefit of the Secured Creditors, pursuant to a pledge agreement in form and substance satisfactory to

     Administrative Agent and (ii) cause Administrative Agent to receive, with a counterpart for each Lender, a legal opinion of Barbados counsel acceptable to Administrative Agent covering such matters in respect of such pledge agreement as Administrative Agent reasonably requests."

          (j) Section 8.1 of the Credit Agreement is hereby amended by renaming clauses (e) and (f) of such existing Section 8.1, clauses "(f)" and "(g)", respectively, and inserting a new clause (e) after existing clause (d) and before new clause (f), as follows:

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          "(e) (i)  in the case of any Person that after the Closing Date becomes a Subsidiary of Borrower or is consolidated with or merged with or into Borrower or a Subsidiary of Borrower in compliance with the terms of this Agreement, Liens on the property or assets of such Person existing at the time such Person becomes a Subsidiary or is so consolidated or merged (and not incurred in anticipation thereof) and (ii) in the case of any property or asset acquired by Borrower or any Subsidiary of the Borrower after the Closing Date in compliance with the terms of this Agreement, Liens existing on such property or asset at the time of such acquisition (and not incurred in anticipation thereof), whether or not the Indebtedness secured thereby is assumed by Borrower or such Subsidiary; provided, however, that, in the case of (i) and (ii) above, (A) no such Lien extends to or covers any other property or assets of Borrower or any other Subsidiary, as the case may be, (B) the aggregate principal amount of the Indebtedness secured by all such Liens in respect of any such property or assets does not exceed 100% of the fair market value of such property or assets at the time of such acquisition or, in the case of a Lien in respect of property or assets existing at the time of such Person becoming a Subsidiary or being consolidated or merged, the fair market value of such property or assets at such time, (C) the aggregate principal amount of the Indebtedness secured by all such Liens does not exceed $10,000,000 at any one time outstanding, and (D) any and all such Liens secure Indebtedness permitted to be incurred pursuant to Section 8.2;"

          (k) Section 8.1 of the Credit Agreement is hereby further amended by deleting, in the second line and sixth line of new clause (f), the language "clauses (c) or (d)" and replacing it in both such lines with the language "clauses (c), (d) or (e)".

          (l) Section 8.4 of the Credit Agreement is hereby amended by adding after clause (g) of existing Section 8.4, a new clause (h), as follows:

          "(h) Borrower's Board of Directors may declare, and Borrower may pay, quarterly cash dividends on Borrower's Capital Stock not to exceed $2,000,000 in the aggregate in respect of each fiscal quarter of Borrower."

          (m) Section 8.7 of the Credit Agreement is hereby amended by (i) renaming existing clause (l) of Section 8.7, clause "(n)" and (ii) deleting, in the first line of new clause (n), the words "through (k) above" and replacing them with the words "through (m) above".

          (n) Section 8.7 of the Credit Agreement is hereby further amended by inserting after clause (k) of existing Section 8.7, a new clause (l) as follows:

          " (1)     Borrower may make an Investment in SMC Convertible Preferred
     Securities pursuant to the SMC Acquisition; provided, that each of the SMC Closing Conditions has been satisfied on or prior to the consummation of such Investment."

          (o) Section 8.7 of the Credit Agreement is hereby further amended by inserting after new clause (l) of Section 8.7, a new clause (m) as follows:

          "(m) Borrower may make loans to employees and officers of Borrower and its Subsidiaries to finance the purchase of common stock of Borrower or BUCS by such employees and officers, which loans shall not exceed $1,000,000 in any one calendar year or $5,000,000 in the aggregate at any one time outstanding; and"

          (p) Section 8.11 of the Credit Agreement is hereby amended by deleting the first sentence of such existing Section 8.11 in its entirety and replacing it with a new sentence as follows:

     "Borrower will not, and will not permit any Subsidiary to, enter into or acquire any line of business which is not related to the business of producing, processing, finishing or selling titanium or other metal products."

          (q) Section 8.13 of the Credit Agreement is hereby amended by replacing the period at the end of clause (iii) thereof with a semi-colon and adding a new clause (iv) after clause (iii), as follows:

          " (iv)    agree or consent to any amendment or modification of the
     provisions of any indenture, trust declaration, agreement, instrument or other document entered into in connection with the SMC Acquisition which is adverse in any material respect to the interests of the Lenders or Administrative Agent."

          (r) Schedule 6.11(c) to the Credit Agreement is hereby amended by adding to item 1, beneath the information for "Titanium Hearth Technologies", the following new information:

     "Titanium Metals Corporation  Three parcels      Manufacturing Plant
     Fee"
                              northeast of
                              main plant

     3.   Waivers.    (a)   Under Section 6.11(c) of the Credit Agreement,
Borrower has represented and warranted that Schedule 6.11(c) contains a true and complete list of each parcel of real property owned or leased by Borrower or the Subsidiary Guarantors on the Closing Date. The Lenders hereby waive the Events of Default arising from Borrower's failure to list the Pabco Road Property on
Schedule 6.11(c) prior to the Amendment Effective Date.


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          (b)       Under Section 6.13 of the Credit Agreement, Borrower has,
among other things, represented and warranted that it has granted Mortgages to secure the Obligations on all parcels of real estate owned by Borrower or any of its Domestic Subsidiaries and material to the operations of Borrower and its Domestic Subsidiaries. The Lenders hereby waive the Event of Default arising from Borrower's failure to grant a Mortgage on the Pabco Road Property prior to the date of this Amendment and Waiver plus 120 days.

          (c) Under Section 7.12(c) of the Credit Agreement, Borrower has covenanted and agreed, among other things, to pledge (and cause its Domestic Subsidiaries to pledge) to Collateral Agent, for the benefit of the Secured Creditors, 65% of the Capital Stock owned by Borrower or a Domestic Subsidiary of each new Foreign Subsidiary established, created or acquired after the Closing Date, in each case within ten Business Days of the establishment, creation or acquisition thereof. The Lenders hereby waive the Event of Default arising from Borrower's failure to cause its Subsidiary, TMCA International, Inc., to timely pledge 65% of the Capital Stock of Loterios S.p.A. in compliance with Section 7.12(c) of the Credit Agreement prior to the Amendment Effective Date.


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          (d)  Under Section 7.12(f) of the Credit Agreement, prior to giving effect to this Amendment and Waiver, Borrower covenanted and agreed to, within 90 days following the Closing Date, at its own expense, (i) pledge 65% of the Capital Stock of TIMET FSC, Ltd. to Collateral Agent, for the benefit of the Secured Creditors, pursuant to a pledge agreement in form and substance satisfactory to Administrative Agent and (ii) cause Administrative Agent to receive, with a counterpart for each Lender, a legal opinion of Barbados counsel acceptable to Administrative Agent covering such matters in respect of such pledge agreement as Administrative Agent reasonably requests. The Lenders hereby waive the Event of Default arising from Borrower's failure to timely comply with the requirements of Section 7.12(f) of the Credit Agreement prior to the Amendment Effective Date.

          (e) Under Section 7.3(a) of the Credit Agreement, Borrower has covenanted and agreed to, within three Business Days after an officer of Borrower or of any of its Subsidiaries obtains knowledge thereof, give written notice to Administrative Agent of any Event of Default. {tc \l3 "Event of Default. }The Lenders hereby waive the Event of Default arising from Borrower's not having timely provided the Administrative Agent with due notice of the Events of Default arising from Borrower's incorrect representations and warranties made in Sections 6.11(c) and 6.13 and non-compliance with the covenants in Sections 7.12(c) and 7.12(f) of the Credit Agreement prior to the Amendment Effective Date.

          (f) The above waivers are only applicable and shall only be effective in the specific instance, for the specific purpose and for the specific period for which made. The above waivers are expressly limited to (and predicated upon) the facts and circumstances referred to in this Amendment and Waiver and shall not operate (i) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (ii) as a waiver of any right, power or remedy of either Administrative Agent, Collateral Agent or any Lender under the Credit Agreement or any other Loan
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Document or (iii) as a waiver of or consent to any other Event of Default or
Unmatured Event of Default under the Credit Agreement or any other Loan
Document.

     4. Conditions to Effectiveness. This Amendment and Waiver shall become effective (with effect from the date of this Amendment and Waiver) on the date (the "Amendment Effective Date") on which each of the following conditions has been satisfied:

          (a) Amendment and Waiver. The Administrative Agent shall have received counterparts of this Amendment and Waiver duly executed by Borrower and the Required Lenders.

          (b) Acknowledgment and Agreement. The Administrative Agent shall have received, with a counterpart for each Lender, the acknowledgment and agreement (the "Acknowledgment and Agreement") attached to this Amendment and Waiver, duly executed by each Subsidiary Guarantor.

          (c)  Incumbency Certificate.     The Administrative Agent shall have
received, with a counterpart for each Lender, a certificate of the Secretary or Assistant Secretary of each Credit Party, dated the Amendment Effective Date, as to the incumbency and signature of their respective officers executing this Amendment and Waiver (including the Acknowledgment and Agreement), the Pledge Agreement Amendment or any of the other Amendment Documents (as defined below), together with satisfactory evidence of the incumbency of each such Secretary or Assistant Secretary.

          (d) Borrower Resolutions. Administrative Agent shall have received, with a counterpart for each Lender, copies, duly certified by the Secretary or an Assistant Secretary of Borrower, of (i) resolutions of Borrower's Board of Directors and/or TIMET Finance's Board of Directors authorizing the execution and delivery of this Amendment and Waiver and the other agreements, instruments and documents contemplated hereby, and the transactions contemplated hereby,
(ii) all documents evidencing other necessary corporate action, if any, and
(iii) all approvals or consents, if any, necessary with respect to this Amendment and Waiver and the other agreements, instruments and documents contemplated hereby, and the transactions contemplated hereby.

          (e) Opinion of Counsel. Administrative Agent shall have received, with a copy for each Lender, the opinion of Sherman & Howard L.L.C., legal counsel to Borrower, and Robert E. Musgraves, General Counsel of the Borrower, each dated the Amendment Effective Date and otherwise in form and substance satisfactory to the Administrative Agent and its counsel.

          (f) Officer's Certificate. Administrative Agent shall have received, with a signed counterpart for each Lender, a certificate executed by a Responsible Officer of Borrower, dated the Amendment Effective Date, stating that the representations and warranties set forth in Section 6 hereof and in the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the date of the certificate, that no Event of Default or Unmatured Event of Default has occurred and is continuing, that the conditions of this Section 4 have been fully satisfied and that no Liens (except for Permitted Liens) have been placed against the Collateral or the Mortgaged Property since the respective dates of the searches of financing statements filed under the UCC and delivered pursuant to Section 5.1(c) of the Credit Agreement.

          (g) Other. Administrative Agent shall have received such other instruments, documents, agreements and financing statements and Borrower shall have taken such other actions as the Administrative Agent or Collateral Agent may reasonably request.

     5. SMC Closing Conditions. The Lenders' willingness to permit the SMC Acquisition is subject to the satisfaction of each of the following conditions (collectively, the "SMC Closing Conditions"), in addition to each of the conditions set forth in Section 4 of this Amendment and Waiver:

          (a) Pledge Agreement Amendment. The Administrative Agent shall have received, with a counterpart for each Lender, an amendment to that certain Supplemental Domestic Pledge Agreement, dated as of August 12, 1997, by and between TIMET Finance and Collateral Agent, or a new pledge agreement by and between TIMET Finance and Collateral Agent, in any case duly executed by the parties thereto and otherwise in form and substance satisfactory to the Administrative Agent, providing for the pledge of the SMC Convertible Preferred Securities to Collateral Agent, for the benefit of the Secured Creditors (the "Pledge Agreement Amendment").

          (b) Other SMC Collateral Documents. The Administrative Agent shall have received, with a counterpart for each Lender, (i) a collateral assignment of the registration rights and other rights granted by SMC or its other stockholders to Borrower or TIMET Finance relating to the SMC Convertible Preferred Securities, duly executed by TIMET Finance and Borrower, in form and substance satisfactory to the Administrative Agent (the "SMC Collateral Assignment"), (ii) a consent to and acknowledgment of (A) the SMC Collateral Assignment and (B) the pledge of the SMC Convertible Preferred Securities pursuant to the Pledge Agreement Amendment, duly executed by SMC and/or a trust formed and owned by SMC, as applicable, in form and substance satisfactory to the Administrative Agent and (iii) such other instruments, documents and certificates reasonably required by the Administrative Agent to effectuate the pledge of the SMC Convertible Preferred Securities and the assignment of all of Borrower's and TIMET Finance's rights relating thereto.

          (c) Pledged Securities; Stock Powers. The Administrative Agent shall have received the certificate or certificates representing the SMC Convertible Preferred Securities pledged pursuant to the Pledge Agreement Amendment, together with, if applicable, an undated stock power for each such certificate executed in blank by a duly authorized officer of TIMET Finance.

          (d) Opinion of Counsel. Administrative Agent shall have received, with a copy for each Lender, the opinion of Sherman & Howard L.L.C., legal counsel to Borrower, and of Robert E. Musgraves, General Counsel of the Borrower, dated the closing date of the SMC Acquisition confirming (i) the due authorization, execution and delivery of the Pledge Agreement Amendment and the SMC Collateral Assignment, (ii) no violation of law or any material contract of Borrower or any of its Subsidiaries by the SMC Acquisition, the Pledge Agreement Amendment, the SMC Collateral Assignment and the transactions contemplated by any of the foregoing, and (iii) such other matters reasonably requested by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (e) Borrower Resolutions. Administrative Agent shall have received, with a counterpart for each Lender, copies, duly certified by the Secretary or an Assistant Secretary of Borrower, of (i) resolutions of Borrower's Board of Directors and/or TIMET Finance's Board of Directors authorizing the execution and delivery of the Pledge Agreement Amendment, the SMC Collateral Assignment and the other agreements, instruments and documents contemplated thereby, and the transactions contemplated thereby, (ii) all documents evidencing other necessary corporate action, if any, and (iii) all approvals or consents, if any, necessary with respect to the Pledge Agreement Amendment, the SMC Collateral Assignment and the other agreements, instruments and documents contemplated thereby, and the transactions contemplated thereby.

          (f)  Margin Regulations.    All Loans shall be in full compliance with
all applicable requirements of law, including, without limitation, Regulations T, U and X, and the Administrative Agent shall have received, for each Lender, a properly completed and duly executed Form FR U-1.

          (g) Credit Conditions. The conditions set forth in Section 5.2 of the Credit Agreement shall have been satisfied (whether or not a Credit Event occurs in connection with the SMC Acquisition, except with respect to Section 5.2(c)).

          (h) Other. Administrative Agent shall have received such other instruments, documents, agreements and financing statements and Borrower shall have taken such other actions as the Administrative Agent or Collateral Agent may reasonably request.

     6. Representations and Warranties. Borrower makes the following representations and warranties:

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents shall each be true and correct in all material respects on and as of the Amendment Effective Date before and after giving effect to the effectiveness of this Amendment and Waiver, as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties are (i) expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date or (ii) qualified by materiality, in which event such representations and warranties shall be true and correct in all respects.

          (b) Each Credit Party has the corporate, partnership or other requisite power and authority to execute, deliver and perform the terms and provisions of this Amendment and Waiver (including the Acknowledgment and Agreement) and each other agreement, instrument or document executed and delivered in connection herewith to which it is a party (each, an "Amendment Document" and, collectively, the "Amendment Documents") and has taken all necessary corporate, partnership or other action to authorize the execution, delivery and performance by it of each Amendment Document to which it is a party. Each Credit Party has duly executed and delivered each Amendment Document to which it is a party. Each Amendment Document constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) As of the date hereof, after giving effect to the waivers set forth in Section 3 of this Amendment and Waiver, there exists no Event of Default or Unmatured Event of Default under the Credit Agreement or any other Loan Document. Immediately after giving effect to the SMC Acquisition, there will exist no Event of Default or Unmatured Event of Default under the Credit Agreement or any other Loan Document.

     7. Certain Real Property Collateral Matters. The Lenders hereby authorize the Collateral Agent to take the following actions, in the manner and on the terms the Collateral Agent deems appropriate in its sole discretion:

          (a) the Collateral Agent may enter into amendments to the Mortgages covering any of the Mortgaged Properties listed on Schedule 6.11(c), in form and substance satisfactory to the Collateral Agent, to reflect the results of the surveys delivered pursuant to Sections 7.12(i) and 7.14 of the Credit Agreement; and

          (b) the Collateral Agent may enter into amendments to the Mortgage covering the real property of Borrower located in Henderson, Nevada, in form and substance satisfactory to the Collateral Agent, to cover only the portion of such property beneficially owned by Borrower or its Subsidiaries and used or useful in Borrower's or such Subsidiaries' business.

The Lenders acknowledge that the actions taken by the Collateral Agent pursuant to clauses (a) and (b) above may result in certain property being released from the coverage of the Mortgages and the termination of the liens thereunder in favor of the Collateral Agent, for the benefit of the Secured Creditors.

     8. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

          (a) Except as otherwise expressly provided herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

          (b) The execution, delivery and effect of this Amendment and Waiver shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan

Document, except, upon the effectiveness, if any, of this Amendment and Waiver, as specifically amended in Section 2 above and for the specific waivers set forth in Section 3 above, or (ii) prejudice any right, power or remedy which the Administrative Agent, Collateral Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness, if any, of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

     9. Payment of Expenses. Borrower agrees to pay all reasonable out-of-pocket costs and expenses of Administrative Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and Waiver as more fully set forth in Section 12.4 of the Credit Agreement.

     10. No Other Amendments; Confirmation. Except as expressly modified or waived hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

     11. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     12.  Counterparts   This Amendment and Waiver may be executed by one or
more of the parties to this Amendment and Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment and Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

     13. Headings. Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.



                         TITANIUM METALS CORPORATION


                         By:
                         Name: J. Thomas Montgomery, Jr.
                         Title: Vice President - Finance and Treasurer



                         BANKERS TRUST COMPANY, as a Lender and as Administrative Agent and Collateral Agent


                         By:
                         Name:
                         Title:

                              LENDERS:


                              CORESTATES BANK, N.A.,
                              AS A CO-AGENT


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                                 SANWA BUSINESS CREDIT CORPORATION,
                              AS A CO-AGENT


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              BANK OF MONTREAL


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              THE BANK OF NOVA SCOTIA


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              BANQUE NATIONALE DE PARIS


                              By:_________________________________

                              Title:________________________________

                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                                 THE FIRST NATIONAL BANK OF CHICAGO


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              THE FUJI BANK, LIMITED LOS ANGELES
               AGENCY


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              KEYBANK NATIONAL ASSOCIATION


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              MELLON BANK, N.A.


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                              PNC BANK, N.A.


                              By:_________________________________

                              Title:________________________________

                             LENDERS:


                                  SOCIETE GENERALE, SOUTH WEST AGENCY


                              By:_________________________________

                              Title:________________________________

                              By:_________________________________

                              Title:________________________________

     Each of the undersigned hereby acknowledges and agrees to this Amendment and Waiver, and agrees that the Subsidiary Guaranty, dated as of July 30, 1997, the Security Agreement, dated as of July 30, 1997, the Pledge Agreement, dated as of July 30, 1997 and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed as of the Amendment Effective Date.


                         TIMET CASTINGS CORPORATION


                         By:_____________________________________

                         Name: __________________________________

                         Title: ___________________________________


                         TITANIUM HEARTH TECHNOLOGIES, INC.

                         By:_____________________________________

                         Name: __________________________________

                         Title: ___________________________________

                         TMCA INTERNATIONAL, INC.


                         By:_____________________________________

                         Name: __________________________________

                         Title: ___________________________________


                         TIMET FINANCE MANAGEMENT COMPANY


                         By:_____________________________________

                         Name: __________________________________

                         Title: ___________________________________

101683.12

                               (Attach Exhibit A)